SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        PILGRIM AMERICA PRIME RATE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

    ----------------------------------------------------------------------------

    3) Filing party:

    ----------------------------------------------------------------------------

    4) Date filed:

    ----------------------------------------------------------------------------

                       Pilgrim America Prime Rate Trust
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                (800) 992-0180
                                                                  June 12, 1998
Dear Shareholder:

     We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Pilgrim America Prime Rate Trust (the "Trust") to be held at 10:00 a.m., local time, on August 6, 1998 at the offices of the Trust (the "Meeting"). Formal notice of the Meeting appears on the next page, followed by the proxy statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

     At the Meeting, you will be asked to consider and vote on the following matters:

          * To elect six trustees to serve until their successors are elected and qualified.

          * To approve a change to a fundamental investment restriction of the Trust that would expand the types of loans in which the Trust may invest, consistent with evolving changes in the syndicated loan market.

          * To approve a proposed amendment to the Trust's investment management agreement with Pilgrim America Investments, Inc.

          * To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Trust for the fiscal year ending February 28, 1999.

          * To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     The Trustees of the Trust have concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS OF THE MEETING, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 5, 1998.

     The Trust is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        ROBERT W. STALLINGS
                                        Chairman of the Board

                       Pilgrim America Prime Rate Trust
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                 (800) 992-0180


                  Notice of Annual Meeting of Shareholders of
                       Pilgrim America Prime Rate Trust
                         to be Held on August 6, 1998



To the Shareholders:

     An Annual Meeting of Shareholders of the Pilgrim America Prime Rate Trust (the "Trust") will be held on August 6, 1998 at 10:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the following purposes:

          1. To elect six trustees to serve until their successors are elected and qualified.

          2. To approve a change to a fundamental investment restriction of the Trust.

          3. To approve a proposed amendment to the Trust's investment management agreement with Pilgrim America Investments, Inc.

          4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Trust for the fiscal year ending February 28, 1999.

          5. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on June 8, 1998 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.



                                        By Order of the Board of Trustees

                                        /s/ James Hennessy

                                        JAMES M. HENNESSY, Secretary

June 12, 1998

                        Pilgrim America Prime Rate Trust


                                PROXY STATEMENT


      Annual Meeting of Shareholders of Pilgrim America Prime Rate Trust
                         to be held on August 6, 1998

     This Proxy Statement is being furnished by the Board of Trustees of Pilgrim America Prime Rate Trust (the "Trust") in connection with the Trust's solicitation of votes regarding matters to be addressed at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, August 6, 1998, at 10:00 a.m., local time, at the offices of the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Trust will be asked:

       1. To elect six trustees to serve until their successors are elected and qualified (Proposal 1);

       2. To approve a change to a fundamental investment restriction of the Trust that would expand the types of loans in which the Trust may invest, consistent with evolving changes in the syndicated loan market (Proposal 2);

       3. To approve an Amendment to the Investment Management Agreement between the Trust and Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager") that increases the investment management fee paid by the Trust (Proposal 3);

       4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Trust for the fiscal year ending February 28, 1999 (Proposal 4);

       5. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

Voting Rights

     Each share of beneficial interest of the Trust (each a "Share," collectively the "Shares") is entitled to one vote. Shareholders of the Trust at the close of business on June 8, 1998 (the "Record Date") will be entitled to be present and give voting instructions for the Trust at the Meeting with respect to their Shares owned as of the Record Date. As of June 8 1998, there were 117,684,509 Shares outstanding and entitled to vote as of such Record Date, and the Trust had total net assets of $1,094,648,837.

     A majority of the outstanding Shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Trust's business at the Meeting.

     A plurality of the votes cast at the Meeting is required for the election of the Trustee nominees (Proposal 1). Approval of Proposals 2 and 3 require a "Majority Vote." For purposes of this requirement, a "Majority Vote" shall mean a "majority of the outstanding voting securities" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., (i) 67% or more of the shares of the Trust present at the Meeting, if more than 50% of the outstanding shares of the Trust are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Trust, whichever is less. A majority of the votes cast at the Meeting, whether present or represented by proxy, is required for the ratification of independent auditors (Proposal 4).

Expenses

     The Trust will pay the expenses incurred by the Trust in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

     For information on the proxy solicitation process and adjournments of the Meeting please see "GENERAL INFORMATION" below.

                                PROPOSAL NO. 1
          ELECTION OF SIX TRUSTEES TO SERVE UNTIL THEIR SUCCESSORS ARE
                             ELECTED AND QUALIFIED


     At the Meeting, six Trustees will be elected to serve as Trustees, each to serve until his or her successor is duly elected and qualified. All of the nominees are currently Trustees. All of the nominees were last elected to the Board of Trustees at an Annual Meeting of Shareholders held on June 24, 1997. Each nominee has consented to serve as a Trustee if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be nominated as Trustee.

     The following table sets forth the name of each nominee and certain additional information.


                                                                                      Year First Became
Nominee                  Principal Occupation for the Last Five Years                  a Board Member
-------                  --------------------------------------------                  --------------
Mary A. Baldwin, Ph.D.   Trustee; Realtor, Coldwell Banker Success Realty                   1995
 Age 58                  (formerly, The Prudential Arizona Realty) for more
                         than the last five years; Vice President, United States
                         Olympic Committee (November 1996-Present);
                         formerly Treasurer, United States Olympic
                         Committee (November 1992-November 1996);
                         Director or Trustee of each of the funds managed by
                         the Investment Manager.

John P. Burke            Trustee; Commissioner of Banking, State of                         1997
 Age 57                  Connecticut (January 1995-Present); formerly
                         President of Bristol Savings Bank (August 1992-
                         January 1995); formerly President of Security Savings
                         and Loan (November 1989-August 1992); Director or
                         Trustee of each of the funds managed by the
                         Investment Manager.

Al Burton                Trustee; President of Al Burton Productions for more               1986
 Age 70                  than the last five years; formerly Vice President, First
                         Run Syndication, Castle Rock Entertainment (July
                         1992-November 1994); Director or Trustee of each of
                         the funds managed by the Investment Manager.

Bruce S. Foerster*       Trustee; President, South Beach Capital Markets                    1995
 Age 57                  Advisory Corporation (January 1995-Present);
                         Governor, Philadelphia Stock Exchange (October
                         1997-present); Director of Aurora Capital, Inc. (since
                         February 1995); Director of 2Connect Express, Inc.
                         (December 1997-Present); formerly, Director of Mako
                         Marine International (January 1996-December 1997)
                         and Managing Director, Equity Syndicate, Lehman
                         Brothers (June 1992-December 1994); Director
                         and/or Trustee of each of the funds managed by the
                         Investment Manager.

Jock Patton              Trustee; Private Investor; Director of Artisoft, Inc.              1995
 Age 52                  (August 1994-Present); formerly, President and
                         Co-owner, StockVal, Inc. (April 1993-June 1997);
                         formerly, Partner and Director, Streich, Lang, P.A.
                         (1972-1993); Director or Trustee of each of the funds
                         managed by the Investment Manager.

                                                                                      Year First Became
Nominee                 Principal Occupation for the Last Five Years                    a Board Member
-------                 --------------------------------------------                    --------------
Robert W. Stallings**   Chairman, Chief Executive Officer and Trustee (since                1995
 Age 49                 April 1995); Chairman, Chief Executive Officer and
                        President, Pilgrim America Group, Inc. (since
                        December 1994); Chairman, PAII (since December
                        1994); Director, Pilgrim America Securities, Inc.
                        (since December 1994); Chairman, Chief Executive
                        Officer and President of each of the other Pilgrim
                        America Funds (since April 1995); Chairman and
                        Chief Executive Officer, Pilgrim America Capital
                        Corporation (formerly, Express America Holdings
                        Corporation) (since August 1990); Director and
                        officer of other affiliates of Pilgrim America Capital
                        Corporation.

------------
* Mr. Foerster has submitted a letter to the Trust informing it that he will resign as a Trustee of the Trust on the earlier of September 30, 1998, or at such time as he becomes associated with a broker-dealer.

** As an officer of the Trust's Investment Manager, Mr. Stallings is an "interested person" of the Trust, as defined in the 1940 Act.

     During the Trust's fiscal year ended February 28, 1998, the Board held six meetings. Each Trustee attended more than 75% of such meetings during the period in which such Trustee served as a Trustee.

Committees

     The Board has an Audit Committee whose function is to meet with the independent accountants of the Trust in order to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls; and to meet with Trust management concerning these matters, among other things. This Committee currently consists of all of the independent trustees (Mary A. Baldwin, John P. Burke, Al Burton, Bruce S. Foerster and Jock Patton). During the fiscal year ended February 28, 1998, the Audit Committee met four times. Each member of the Committee attended more than 75% of such meetings during the period in which he or she was a member of the Committee.

     On November 3, 1997, the Board voted to establish a Nominating Committee for the Trust for the purpose of considering candidates to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of Mary A. Baldwin, John P. Burke and Al Burton. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended February 28, 1998.

Remuneration of Board Members and Officers

     The Trust pays each "disinterested" Trustee, in addition to out-of-pocket expenses, the Trust's pro rata share, based on all of the investment companies in the Pilgrim America Funds, of: (i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based upon the Trust's average net assets for the previous quarter as a percentage of the average net assets of all of the funds managed by the Investment Manager for which the Board Members serve in common as directors/trustees.

                               Compensation Table
                      Fiscal Year Ended February 28, 1998

                                    Aggregate Compensation     Total Compensation from Trust and
Name of Person, Position                  from Trust              Fund Family to Trustees(1)
------------------------                  ----------              --------------------------
Mary A. Baldwin, Trustee(2)(3) ..........   $14,616                    $28,300 (5 boards)
John P. Burke, Trustee(2)(3) ............   $14,667                    $28,400 (5 boards)
Al Burton, Trustee(2)(3) ................   $14,667                    $28,400 (5 boards)
Bruce S. Foerster, Trustee(2) ...........   $14,667                    $28,400 (5 boards)
Jock Patton, Trustee(2) .................   $14,667                    $28,400 (5 boards)
Robert W. Stallings, Trustee(4) .........   $     0                    $     0 (5 boards)

------------
(1) The "Fund Family" consists of the following Pilgrim America Funds: Pilgrim America Masters Series, Inc., which consists of Pilgrim America Masters Asia-Pacific Equity Fund, Pilgrim America Masters MidCap Value Fund, and Pilgrim America Masters LargeCap Value Fund; Pilgrim America Investment Funds, Inc., which consists of Pilgrim America MagnaCap Fund and Pilgrim
    America High Yield Fund; Pilgrim Government Securities Income Fund, Inc.; Pilgrim America Bank and Thrift Fund, Inc.; and Pilgrim America Prime Rate Trust.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

(4) "Interested person," as defined in the Investment Company Act of 1940, as amended, because of affiliation with the Investment Manager.

Vote Required

     The affirmative vote of the holders of a plurality of the Shares of the Trust represented at the Meeting, assuming a quorum is present, is required to approve the election of the nominees.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                                 PROPOSAL NO. 2
                  PROPOSAL TO CHANGE A FUNDAMENTAL INVESTMENT
                           RESTRICTION OF THE TRUST

     The Board of Trustees has approved, subject to shareholder approval, a change to the Trust's fundamental investment restriction regarding the making of loans by the Trust. The purpose of the change is to clarify the investment policies of the Trust and enable the Trust to participate in attractive investment opportunities in the evolving syndicated loan market which are consistent with the quality of the loans in which the Trust has historically invested.

Amendment of Policy Regarding Trust's Investments in Loans

     The Trust's current fundamental investment restriction with respect to the Trust's ability to make loans states the following:

     [The Trust may not] make loans of money or property to any person, except that the Trust (i) may hold Senior Loans in accordance with its investment objectives and policies; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.

     As proposed, this fundamental investment restriction would be revised to read as follows (the revised language is underlined):

     [The Trust may not] make loans of money or property to any person, except that the Trust (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.

Effect of Change in Investment Restriction

     The effect of this change in the investment restriction regarding the making of loans will be to allow the Board, in response to changes in the syndicated loan market, to expand the types of loans in which the Trust may invest and the types of borrowers that may be parties to such loans. At a meeting held on May 4, 1998, the Board approved several such changes to the investment policies of the Trust, which are discussed below, and which will become effective upon shareholder approval of the change in the fundamental investment restriction.

     Expanding Permissible Borrowers

     Currently, the Trust is permitted to make loans only to U.S. corporations or corporations domiciled in Canada or U.S. territories and possessions. Since the Trust's organization, syndicated loans in which the borrower is a business entity other than a corporation, such as a partnership, limited liability company or other business entity, have become increasingly common. Loans to business entities other than corporations may present attractive investment opportunities for the Trust, while being consistent with the quality of the corporate loans in which the Trust currently invests. As a result, the Trust believes it would be beneficial to be able to invest in loans to any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest. This change would be effective only if the recommended change in investment restriction described above is approved by shareholders.

     Expanding the Types of Loans in Which the Trust May Invest

     The Trust's current investment restriction limits the types of loans in which the Trust may invest to Senior Loans. A Senior Loan is a floating-rate corporate loan that holds the most senior position in the capital structure of the borrower. Senior Loans are fully collateralized, with assets that the Investment Manager believes equal or exceed the market value of the principal amount of the Senior Loan at the time of acquisition. The Trust's investment policies provide that normally at least 80% of the Trust's assets will be invested in Senior Loans, while the remaining 20% may be invested in other investments permitted by the Trust's policies ("Other Investments").

     As the syndicated loan market has grown, loan structures have developed that have many of the qualities of a Senior Loan and are consistent with the quality of the loans in which the Trust has historically invested, but which may not have certain security or covenant privileges as typical Senior Loans. The Trust believes that these loans, which would be treated as Other Investments, may present attractive investment opportunities for the Trust. If the proposed change to the Trust's fundamental investment restriction is approved, the Trust will have the ability to invest in the following types of loans to the extent described, which were approved by the Board at the May 4, 1998 meeting in response to changes in the syndicate loan market.

           Lease Participations -- (Moved to 80% Senior Loan Basket)

     A "lease participation" is a participation interest in a lease financing. While the Trust may currently invest in lease participations, they presently are treated as Other Investments and, therefore, constitute part of the 20% of the Trust's assets that may be invested in Other Investments. By changing the Trust's investment restriction, the Trust would be permitted to treat lease participations as Senior Loans, and, therefore, would constitute part of the 80% of the Trust's assets normally invested in Senior Loans. This would permit the Trust to invest more than 20% of its assets in lease participations. The risks associated with an investment in a lease participation are essentially the same as the risks of investing in a conventional Senior Loan, which include the risk that the borrower will default on its obligations, and the risk that in the event of default the collateral could not be readily liquidated. Under policies adopted by the Board, the Trust invests in lease participations only where the collateral quality, credit quality of the borrower, and likelihood of payback are believed by the Investment Manager to be the same as those applied to conventional Senior Loans.

              Hybrid Loans -- (In 20% Basket of Other Investments)

     If the change in the fundamental investment restriction is approved, the Trust will be able to invest in certain types of "hybrid loans" in which it may not currently invest. Hybrid loans are secured, floating rate loans that possess some characteristics of Senior Loans. Hybrid loans may provide a relatively higher yield than conventional Senior Loans. While hybrid loans are secured, with some hybrid loans the lender may not possess a senior claim to all of the collateral securing the loan. Therefore, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. Other hybrid loans do not contain certain covenants normally found in conventional Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result of the absence of these or other provisions, the lender's negotiation or voting rights in the event of a default in the hybrid loan may be diminished.

     Under the current investment restriction, as described above, the Trust may invest in some, but not all, types of hybrid loans. If the change in investment restriction is approved, under investment policies recently adopted by the Trust's Board of Trustees, the Trust may invest in hybrid loans that meet credit standards established by the Investment Manager. Hybrid loans constitute part of the 20% of the Trust's assets that may be invested in Other Investments, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.

     Subordinated and Unsecured Loans -- (Maximum 5% of Assets Combined --
                      In 20% Basket of Other Investments)

     Currently, the Trust may invest up to 5% of its total assets in subordinated loans. If this Proposal is approved, the Trust would also have the ability to invest up to 5% of its total assets in both subordinated and unsecured loans. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. Under policies recently adopted by the Trust's Board of Trustees, which would be effective only if this proposal is approved by shareholders, the Trust will acquire unsecured loans only where PAII believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor.

     Under the Trust's current policies, the Trust may invest up to 5% of its total assets in subordinated loans. Unsecured loans will be added to this 5% basket of assets, so that the Trust may not invest more than 5% of its total assets, measured at the time of investment, in any combination of unsecured loans and subordinated loans. The 5% of total assets that may be invested in unsecured and subordinated loans constitutes part of the 20% of the Trust's assets that may be invested in Other Investments, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.

Policy Changes Not Requiring Shareholder Approval

     Another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, and franchise value (the Trust could already accept trademarks). The Board of Trustees also approved a change in policy that does not require shareholder approval, which provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans. This change is intended to reflect the fact that the Trust borrows for investment purposes, so that the Trust's policy regarding the amount invested in Senior Loans applies to borrowings.

Trustee Recommendations

     The proposal to amend the Trust's fundamental investment restriction concerning its lending activities was unanimously approved by the Board of Trustees, including all of the Trustees who are not

"interested" persons of the Trust within the meaning of the 1940 Act. In voting to approve the change, the Trust considered the evolving nature of the syndicated loan market, the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans, and whether the change would increase the number of attractive investment opportunities available to the Trust.

Vote Required

     Assuming a quorum is present, a Majority Vote, as defined above, is required to approve Proposal 2.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                 PROPOSAL NO. 3
                 AMENDMENT OF INVESTMENT MANAGEMENT AGREEMENT

     PAII serves as Investment Manager to the Trust pursuant to an Investment Management Agreement between the Trust and PAII. The Investment Management Agreement was approved by the shareholders of the Trust in April 1995, and an Amendment to the Agreement was approved on May 2, 1996. The amended agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to the Investment Management Agreement or interested persons of such parties ("Independent Trustees"), at a meeting held on February 2, 1998.

     On May 4, 1998, a majority of the Board of Trustees, including a majority of the Independent Trustees, approved an Amendment to the Investment Management Agreement that increases the investment management fee paid by the Trust to PAII.

     Shareholders of the Trust are being asked to approve the Amendment to the Investment Management Agreement. Set forth below is a description of the changes in the fee schedule that would result if the Agreement were approved (some of which will not take effect until after November 12, 1999, as mentioned below).

     If the Amendment to the Investment Management Agreement is approved by the Trust's shareholders, the Investment Management Agreement with the Amendment will continue from year to year, unless earlier terminated, provided that such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by a majority of the Trust's Independent Trustees. In the event that shareholders of the Trust do not approve the Amendment, PAII would continue to serve as Investment Manager to the Trust under the current Investment Management Agreement, and the Trustees of the Trust may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Trust. The Investment Management Agreement and Amendment are attached hereto as Appendix A.

Rate  of Compensation Under the Amendment to the Investment Management Agreement

     The proposed Amendment changes the investment fee paid to PAII by the Trust from a tiered fee with breakpoints at specific asset levels, to a flat fee rate. The following table compares the current fee structure for the Trust with the proposed fee structure:

                       Current Fee                                   Proposed Fee
           ----------------------------------               ------------------------------
               Net Assets plus Borrowings                     Net Assets Plus Borrowings
Rate              to Which Rate Applies            Rate         to Which Rate Applies
----              ---------------------            ----         ---------------------
0.85%      first $700 million                      0.80%        all assets(1)
0.75%      over $700 million to $800 million
0.65%      over $800 million(1)

------------
(1) PAII has agreed to reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. This agreement would remain intact if the Amendment is approved.

     For the twelve months ended March 31, 1998, the average net assets plus borrowings of the Trust were $1,387,623,981. At that level of net assets plus borrowings, the effective investment management fee under the current fee structure is 0.75% (which is equivalent to 1.01% of the Trust's average daily net assets). For the fiscal year ended February 28, 1998, PAII received $10,369,772 in investment management fees from the Trust. At the proposed fee, the investment management fees paid to PAII for the fiscal year ended February 28, 1998 would have been $10,567,050, a difference of $197,278, representing a 1.9% increase.

     Because PAII has agreed to reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion, it is not expected that the new fee rate will significantly increase the investment management fee paid by the Trust through November 12, 1999. The table on page 10 illustrates the amount by which the Trust's investment management fee may increase under the new fee rate after the fee reduction ends on November 12, 1999.

     The following table compares the current fees and expenses of the Trust under the Trust's current fee structure with what they would be under the proposed fee structure.(1)

                                                           Net Assets                      Net Assets
                                                       Plus Borrowings(2)             Without Borrowings(3)
                                                  ----------------------------     ----------------------------
                                                  Current Fee     Proposed Fee     Current Fee     Proposed Fee
                                                   Structure        Structure       Structure       Structure
                                                   ---------        ---------       ---------       ---------
Annual Expenses (as a percentage of net assets
 attributable to Common Shares) ................
 Management and Administrative Fees(4) .........      1.23%            1.25%           0.93%           0.94%
 Other Operating Expenses(5) ...................      0.31%            0.31%           0.21%           0.21%
                                                      ----             ----            ----            ----
Total Annual Expenses before Interest ..........      1.54%            1.56%           1.14%           1.15%
Interest Expense on Borrowed Funds .............      2.56%            2.56%           0.00%           0.00%
                                                      ----             ----            ----            ----
Total Annual Expenses ..........................      4.10%            4.12%           1.14%           1.15%
                                                      ====             ====            ====            ====

------------
(1) The calculations in the fee table above are based on the Trust's expenses as a percentage of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings, the annual expenses would read as follows:

                                                           Current Fee     Proposed Fee
                                                            Structure       Structure
                                                            ---------       ---------
         Annual Expenses (as a percentage of net
          assets plus borrowings attributable to
          Common Shares)
          Management and Administrative Fees .........        0.87%           0.89%
          Other Operating Expenses ...................        0.22%           0.22%
                                                              ----            ----
         Total Annual Expenses before Interest
          Expense ....................................        1.09%           1.11%
         Interest Expense on Borrowed Funds ..........        1.81%           1.81%
                                                              ----            ----
         Total Annual Expenses .......................        2.90%           2.92%
                                                              ====            ====

     Absent the reduction in the investment management fee on the Trust's net assets plus borrowings in excess of $1.15 billion, the Management and Administrative Fees, Total Annual Expenses before Interest, and Total Annual Expenses in this table would have been 0.88%, 1.10%, and 2.91%, respectively, under the current fee structure, and 0.93%, 1.15%, and 2.96%, respectively, under the proposed fee structure.

(2) Expenses in this column are calculated based upon the Trust's actual net assets plus outstanding borrowings as of March 31, 1998 and are shown as a percentage of net assets. Absent the reduction in the investment management fee on the Trust's net assets plus borrowings in excess of $1.15 billion, the Management and Administrative Fees, Total Annual Expenses before Interest, and Total Annual Expenses in this column would have been 1.25%, 1.56%, and 4.12%, respectively, under the current fee structure, and 1.32%, 1.63%, and 4.19%, respectively, under the proposed fee structure.

(3) Expense ratios in this column are calculated based upon the Trust's actual net assets as of March 31, 1998 and assume that no borrowings have been made. As of March 31, 1998, net assets without borrowings did not exceed $1.15 billion, and as such the fees in this column are not affected by the fee reduction.

(4) Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc., the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million.

(5) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

     The following example compares the fees that a shareholder may pay on a $1,000 investment under the proposed fee structure compared to those the shareholder may pay under the Trust's current fee structure over the specified periods of time, assuming a hypothetical 5% annual rate of return.

           Example                                1 year     3 years     5 years     10 years
           -------                                ------     -------     -------     --------
You would pay the following       Current fee       $41        $125        $210        $429
expenses on a $1,000
investment, assuming a 5%
annual return and where the      Proposed fee       $41        $125        $211        $431
Trust has borrowed.

You would pay the following       Current fee       $12        $ 36        $ 63        $139
expenses on a $1,000
investment, assuming a 5%
annual return and where the      Proposed fee       $12        $ 37        $ 63        $140
Trust has not borrowed.

     This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the Securities and Exchange Commission; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. (The foregoing example assumes that no front-end sales load or other fee is paid at the time of acquisition.)

     The foregoing example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

     Because the proposed fee changes the fee structure from one with breakpoints at specific asset levels to a fixed fee rate, the increase in the fee under the proposed fee will be greater at higher asset levels. However, PAII's voluntary fee reduction through November 12, 1999 for assets above $1.15 billion will limit the increase in the fee through that period. While it is not possible to predict whether and to what extent the assets of the Trust will increase, the following table compares the current investment management fee paid by the Trust to that which would be paid under the proposed fee structure at the asset levels shown, while giving effect to the voluntary fee reduction for assets above $1.15 billion through November 12, 1999:

                                          Management Fee as a % of
                                          Net Assets Plus Borrowing          Management Fee
                                          -------------------------   ----------------------------
Calendar           Average Net Assets        Current     Proposed        Current         Proposed
Year               Plus Borrowings(2)       Fee Rate     Fee Rate       Fee Rate         Fee Rate       % Increase
----               ------------------       --------     --------       --------         --------       ----------
 1998              $  1,554,900,000            0.73%        0.75%     $11,404,400      $11,629,400          2.0%

 1999(1)           $  1,554,900,000            0.74%        0.75%     $11,431,578      $11,738,113          2.7%
                   $  1,929,900,000 (3)        0.71%        0.73%     $13,706,749      $14,088,798          2.8%

 2000              $  1,554,900,000            0.75%        0.80%     $11,606,850      $12,439,200          7.2%
                   $  1,929,900,000 (3)        0.73%        0.80%     $14,044,350      $15,439,200          9.9%

------------
(1) Until November 12, 1999, management fees under both the current fee rate and the proposed fee rate are accrued at 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. Subsequent to that date, management fees on that portion of the Trust's net assets plus borrowings in excess of $1.15 billion would be accrued at 0.65% based on current fee rates or 0.80% based on the proposed fee rate.

(2) Assumes maximum borrowings of 331|M/3% of the average daily net assets, plus the proceeds of any outstanding borrowings.

(3) Assumes increase in net assets of $250 million, and subsequent increase in borrowings of $125 million based on maximum borrowings of 331|M/3% of average daily net assets, plus the proceeds of any outstanding borrowings. The additional net assets of $250 million may be raised through the sale of newly issued Shares of the Trust through currently effective registration statements.

Reasons for the Amendment

     PAII's request for an increase in its fees is the result of several factors affecting the syndicated loan industry and the evolving nature of the services provided by PAII to the Trust.

     Competitive Factors

     PAII has reported to the Trust's Board of Trustees that it competes with other firms to attract the high quality personnel necessary to attempt to continue the Trust's performance record. The compensation paid to investment management, compliance, and other personnel who provide services to PAII on behalf of the Trust has increased as a result of this competition. In addition, as the syndicated loan market has grown and developed, to maintain the quality of service that PAII has provided to the Trust in the past, PAII has increased and expects to continue to increase its staff devoted to the credit management and administrative functions of the Trust.

     Increasing Complexity of the Syndicated Loan Industry

     As the syndicated loan market in which the Trust primarily invests has grown, new loan structures have developed. Certain of these structures are more complex than the conventional Senior Loans in which the Trust has traditionally invested and require more analysis of the specific terms of the loans and the rights of lenders. This has resulted in a need to devote more staff and resources to analysis of the loans in which the Trust may invest.

     Other Factors

     The cost of the technology and support systems used by PAII in connection with the services it provides the Trust has also been increasing as the Trust continues its efforts to outperform its competition.

Board of Trustees' Analysis and Recommendation

     In determining whether or not it was appropriate to approve the Amendment to the Investment Management Agreement and to recommend approvals to shareholders, the Board of Trustees, including the Independent Trustees, considered various matters and materials provided by PAII, including the factors described above. In addition to the factors mentioned above, the Independent Trustees considered (1) the nature, quality and scope of the services provided to the Trust by PAII, including the Trust's performance and its favorable historical rankings against comparable funds; (2) the necessity of PAII maintaining and enhancing its ability to retain and attract capable personnel to serve the Trust; (3) the complexity of research and investment activities in the syndicated loan market; (4) the performance of PAII in managing the Trust with respect to its advisory, oversight, management, administrative, and compliance monitoring services; (5) the effect of the proposed investment management fee increase on the expense ratio of the Trust;
(6) comparative data to comparable funds as to investment performance, investment management fees, and as to expense ratios; and (7) the estimated profitability of PAII under the current Investment Management Agreement, especially in light of increasing costs, and the effect on estimated profitability under the increased investment management fee.

     After reviewing and analyzing the materials provided by PAII, the Board of Trustees concluded that the compensation to be paid to PAII under the proposed Amendment is fair and reasonable. The Board believes that approving the
Amendment to the Investment Management Agreement is in the best interests of the Trust and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Amendment to the Investment
Management Agreement and voted to recommend its approval by the Trust's shareholders.

The Other Terms of the Investment Management Agreement

     The terms of the Investment Management Agreement other than those related to the amount of the fee will not be changed by the Amendment.

     The Investment Management Agreement requires PAII to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Trust and to furnish advice and recommendations with respect to investment of the Trust's assets and the purchase or sale of its portfolio securities. PAII also provides investment research and analysis.

     Liability of the Investment Manager. The Investment Management Agreement provides that PAII is not subject to liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Trust, except by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     Termination. The Investment Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by PAII upon sixty days' written notice to the Trust, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting shares of the Trust, upon sixty days' written notice to PAII.

Information Concerning PAII

     PAII, which was organized in December 1994, is registered as an investment adviser with the Securities and Exchange Commission. PAII serves as investment adviser to seven other registered investment companies (or series thereof) as well as privately managed accounts. As of May 31, 1998, PAII had total assets under management of approximately $4.3 billion

     PAII is a wholly-owned subsidiary of Pilgrim America Group, Inc., which itself is a wholly-owned subsidiary of Pilgrim America Capital Corporation ("PACC") (NASDAQ: PACC) (formerly, Express America Holdings Corporation). PACC is a holding company that through its subsidiaries is engaged in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and other institutional investors.

     PAII does not act as investment adviser to any other registered investment companies with investment objectives and policies similar to those of the Trust. See Appendix B to this proxy statement for a list of the directors and principal executive officers of PAII.

     For the fiscal year ended February 28, 1998, the Trust paid $1,778,473 in administrative fees to Pilgrim America Group, Inc., which is an affiliate of PAII.

Vote Required

     The proposal to approve the Amendment to the Investment Management Agreement requires approval by a Majority Vote.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
         RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     At a meeting of the Board held on May 4, 1998, the Board, including a majority of trustees who are not "interested persons" as defined in the 1940 Act, as well as the trustees who were members of the Audit Committee, selected the accounting firm of KPMG Peat Marwick LLP ("KPMG") to act as the independent auditors of the Trust for the fiscal year ending February 28, 1999.

     KPMG has served as independent auditors for the Trust with respect to its financial statements for the fiscal years ending February 29, 1996, February 28, 1997 and February 28, 1998. A different auditing firm served as independent auditors for the Trust with respect to its financial statements for the fiscal year ending February 28, 1995 and prior years. The Board selected KPMG after considering that firm's experience as independent auditors to the Trust and to other investment companies.

     KPMG are independent auditors and have no direct financial or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     The Board's selection is submitted to the shareholders for ratification.

Vote Required

     The affirmative vote of the holders of a majority of the shares of the Trust represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 15, 1998. Shareholders of this Trust whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of PAII and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call from SCC asking the shareholder to vote if the Trust has not yet received the shareholder's vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Trust. In taking telephonic instructions, SCC will follow procedures designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. SCC is permitted to answer questions about the process, but is not permitted to
recommend   to   the   shareholders   how  to  vote,  other  than  to  read  any
recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation. The costs associated with such solicitation will be paid by the Trust, although the Investment Manager or its affiliates shall bear the expense of any solicitation activities by their employees.

     If any shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, extension 491.

     A shareholder may revoke a proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote at their discretion with respect to other matters not now known to the Board of Trustees or the Trust that may be presented at the Meeting.

Adjournments

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the Shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, with respect only to matters requiring the affirmative vote of a majority of the total outstanding shares, an abstention or broker non-vote will have the same effect as a vote against such matters.

Investment Manager and Distributor

     Pilgrim America Investments, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager of the Trust. Pilgrim America Group, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Administrator of the Trust. Pilgrim America Securities, Inc., whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 generally serves as Distributor for the Trust.

Executive Officers of the Trust

Name                Position with the Trust      Principal Occupation for the Last Five Years
----                -----------------------      --------------------------------------------
Howard Tiffen       President, Chief             Formerly Managing Director of various divisions
 (Age 50)           Operating Officer (since     of Bank of America (and its predecessor,
                    June 1997) and Senior        Continental Bank) 1982-1995).
                    Portfolio Manager
                    (since December 1995)

James R. Reis       Executive Vice               Director, Vice Chairman (since December 1994)
 (Age 40)           President, Chief Credit      Executive Vice President (since April 1995),
                    Officer and Assistant        Pilgrim America Group, Inc. ("PAGI") and PAII;
                    Secretary (since April       a Director (since December 1994), Vice Chairman
                    1995                         (since November 1995) and Assistant Secretary
                                                 (since January 1995), Pilgrim America Securities,
                                                 Inc. ("PASI"); Executive Vice President and
                                                 Assistant Secretary of each of the Pilgrim America
                                                 Funds (since April 1995); Chief Financial Officer
                                                 (since December 1993), Vice Chairman and
                                                 Assistant Secretary (since April 1993) and former
                                                 President (May 1991-December 1993), PACC.
                                                 Presently serves or has served as an officer or
                                                 director of other affiliates of PACC.

James M. Hennessy   Executive Vice               Executive Vice President (since April 1998) and
 (Age 49)           President, Chief             Secretary (since April 1995), PACC, Executive
                    Financial Officer (since     Vice President and Treasurer (since April 1998)
                    April 1998) and              and Secretary (since April 1995), PAGI, and PAII;
                    Secretary (since April       Executive Vice President (since April 1998) and
                    1995)                        Secretary (since April 1995) PASI; Executive Vice
                                                 President, Principal Financial Officer (since May
                                                 1998) and Secretary (since April 1995) of each of
                                                 the Pilgrim America Funds. Formerly Senior Vice
                                                 President of the Trust (April 1995-April 1998).
                                                 Presently serves or has served as an officer of
                                                 other affiliates of PACC.

Daniel A. Norman    Senior Vice President,       Senior Vice President and Secretary of PAII (since
 (Age 40)           Treasurer, and Assistant     December 1994), Senior Vice President (since
                    Portfolio Manager            November 1995), Treasurer and Chief Financial
                    (since April 1995)           Officer (since April 1997) of PASI. Formerly an
                                                 officer of other affiliates of PACC.

Robert S. Naka      Vice President (since        Vice President, PAII (since April 1997) and PAGI
 (Age 34)           May 1997) and                (since February 1997); Vice President and
                    Assistant Secretary          Assistant Secretary of each of the Pilgrim America
                    (since July 1996)            Funds; Formerly Assistant Vice President (August
                                                 1995-February 1997), PAGI and Operations
                                                 Manager (April 1992-April 1995), Pilgrim Group,
                                                 Inc.

     To the knowledge of the Trust, as of May 15, 1998, no current Trustee of the Trust owns 1% or more of the outstanding Shares of the Trust and the officers and Trustees of the Trust own, as a group, less than 1% of the Shares of the Trust.

Shareholder Proposals

     It is anticipated that the next annual meeting of the Trust will be held in June 1999. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal executive offices by January 7, 1999 and must comply with all other legal requirements in order to be included in the Trust's proxy statement and form of proxy for that meeting.

Reports to Shareholders

     The Trust will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Trust on request. Requests for such reports should be directed to Pilgrim America at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or to the Trust at
(800) 992-0180.

Section 16(a) Beneficial Ownership Reporting Compliance

     U.S. securities laws require that the Trust's shareholders owning more than 10% of the outstanding Shares of the Trust, Trustees, and officers, as well as affiliated persons of the Trust's Investment Manager, report their ownership of the Trust's Shares and any changes in that ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act. Officers, directors and greater than ten percent shareholders are required by Exchange Act regulations to furnish the Trust with copies of all Section 16 (a) forms they file. Based solely on its review of the copies of such forms received by the Company or written representation from certain reporting persons that no form 5's were required for those persons, the Trust believes that during the fiscal year ended February 28, 1998 all officers, directors, and greater than ten-percent beneficial owners complied with the applicable Section 16 (a) filing requirements except for the following: Jeffrey Bakalar and Thomas C. Hunt, Assistant Portfolio Managers of the Trust, filed Form 3's, and Mr. Tiffen filed two Form 4's reporting two transactions, subsequent to the required dates.

     IN ORDER  THAT THE  PRESENCE  OF A QUORUM AT THE  MEETING  MAY BE  ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        /s/ James Hennessy

                                        JAMES M. HENNESSY, Secretary


June 12, 1998
40 North Central Avenue, Suite 1200
Phoenix, Arizona 85004

                                                                      APPENDIX A


                             AMENDMENT TO RESTATED

                        INVESTMENT MANAGEMENT AGREEMENT

     The INVESTMENT MANAGEMENT AGREEMENT made as of the 7th day of April, 1995, as amended on the 2nd day of May, 1996 and restated on the 7th day of April, 1997, by and between PILGRIM AMERICA PRIME RATE TRUST (formerly Pilgrim Prime Rate Trust), a business trust organized and existing under the laws of the Commonwealth of Massachusetts (hereinafter called the "Trust"), and PILGRIM AMERICA INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager"), is hereby amended as set forth in this Amendment to the Investment Management Agreement, which is
made as of the      day of        , 1998.


                              W I T N E S S E T H:

     WHEREAS,   the   Trust  is  a  closed-end  management  investment  company, registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Trust and the Manager wish to amend the Investment Management Agreement as provided below.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises in the Investment Management Agreement, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

       1. Section 8(a) of the Investment Management Agreement is amended by replacing the language thereof with the following paragraph:

          8. (a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee computed at an annual percentage rate of .80% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings.

       2. This Amendment shall become effective as of the date indicated above provided that it has been approved by the shareholders of the Trust at a meeting held for that purpose.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested by their duly authorized officers, on the day and year first above written.


                                     PILGRIM AMERICA PRIME RATE TRUST




Attest:__________________________    By:________________________________________

Title:___________________________    Title:_____________________________________



                                     PILGRIM AMERICA INVESTMENTS, INC.



Attest:__________________________    By:________________________________________

Title:___________________________    Title:_____________________________________

                             AMENDED AND RESTATED

                        INVESTMENT MANAGEMENT AGREEMENT

     THIS AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT made as of the 7th day of April, 1995, as amended and restated on the 7th day of April, 1997, by and between PILGRIM AMERICA PRIME RATE TRUST, (formerly Pilgrim Prime Rate Trust) a Massachusetts Business Trust (hereinafter called the "Trust"), and PILGRIM AMERICA INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Manager").


                               W I T N E S S T H:

     WHEREAS,   the   Trust  is  a  closed-end  management  investment  company, registered as such under the Investment Company Act of 1940; and

     WHEREAS, the Trust's name was changed to Pilgrim America Prime Rate Trust on April 12, 1996; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render investment advice and investment management services to the Trust pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

       1. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Trust, subject to the supervision and direction of the Trust's Board of Trustees. The Manager shall, as part of its duties hereunder (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may request, (iii) permit its officers and employees to serve without compensation as Trustees of the Trust if elected to such positions and (iv) in general superintend and manage the investment of the Trust, subject to the ultimate supervision and direction of the Trust's Board of Trustees.

       2. The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

       3. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Manager to the Trust under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

       4. The Manager agrees to use its best efforts in the furnishing of such advice and recommendations to the Trust, in the preparation of reports and information, and in the management of the Trust's assets, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the

   Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

       5. The Trust will from time to time furnish to the Manager detailed statements of the investments and assets of the Trust and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such information as the Manager may reasonably request.


       6. Whenever the Manager has determined that the Trust should tender securities pursuant to a "tender offer solicitation" the Manager shall designate an affiliate as the "tendering dealer" so long as it is legally permitted to act in such capacity under the Federal securities laws and rules thereunder and the rules of any securities exchange or association of which such affiliate may be a member. Such affiliated dealer shall not be obligated to make any additional commitments of capital, expenses or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Associations of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or such affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust shall enter into an Agreement with such affiliate to reimburse it for all expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

       7. The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. The Trust shall be responsible for all other expenses of its operation, including, but not limited to, expenses incurred in connection with the sale, issuance, registration, and transfer of its shares; fees of its custodian, transfer and shareholder servicing agent; salaries of officers and fees and expenses of trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounts fees; the fees of any trade associations of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed. To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth herein, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

       8. (a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all investment management services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee computed at the annual rate of .85% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $700 million; at an annual rate of .75% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $700 million up to but not including $800 million; and at an annual rate of .65% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, over $800 million.

          (b) The management fee shall be accrued daily by the Trust and paid to the Manager at the end of each calendar month.

          (c) If, for any fiscal year, the expenses borne by the Trust, including the investment advisory fee, but excluding brokerage commissions and fees, taxes, interest and to the extent permitted, any extraordinary expenses such as litigation and non-recurring expenses, would exceed the expense limitations applicable to the Trust imposed by the securities laws or regulations thereunder of any state in which the Trust's shares are qualified for sale, the Manager agrees to reduce its fee or reimburse the Trust for all such excess expenses exceeding such limitation no later than the last day of the first month of the next succeeding fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

          (d) The management fee payable by the Trust hereunder shall be reduced to the extent that an affiliate of the Manager has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith, as referred to in Paragraph 6 herein.

       9. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Trust. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof.

       10. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Indenture or applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

       11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by the Trust.

          (b) Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holding of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings including any applications for exemptions or determinations by the Securities and Exchange Commission which the Trust incurs as the result of any action or inaction of the Manager or any of its shareholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transaction or proposed transaction in the shares or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior express approval of the Trust's Board of Trustees; or
        (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, directors, employees or shareholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 11(b), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a Trust shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 11(b) within thirty (30) days after a bill or statement has been received by the Trust therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others or costs, expenses, or damages heretofore incurred by the Trust for costs, expenses, or damages the Trust may hereinafter incur which are not reimbursable to it hereunder.

          (c) No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or the Manager, from liability in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

       12. This Agreement shall remain in effect until April 7, 1998, unless sooner terminated as hereinafter provided, and shall continue in effect from year to year so long as such continuation is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the trustees of the Trust who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

       13. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Trust.

       14. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act of 1940, as amended.

       15. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

       16. The term "majority of the outstanding voting securities" of the Trust shall have the meaning as set forth in the Investment Company Act of 1940, as amended.

       17. In consideration of the execution of this Agreement the Manager, on behalf of its sole shareholder, Pilgrim America Group, Inc. hereby grants to the Trust the right to use the name "Pilgrim" as part of its name. The Manager, on behalf of its sole shareholder, Pilgrim America Group, Inc.
   reserves the right to grant to others the right to use the name "Pilgrim" including to any other investment company. The Trust agrees that in the event this Agreement is terminated, the Trust shall immediately take such steps as are necessary to amend its name and remove the reference to "Pilgrim."

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.



                                     PILGRIM AMERICA PRIME RATE TRUST




Attest:__________________________    By:________________________________________

Title:___________________________    Title:_____________________________________



                                     PILGRIM AMERICA INVESTMENTS, INC.



Attest:__________________________    By:________________________________________

Title:___________________________    Title:_____________________________________

                                                                     APPENDIX B


     Set forth below is the name, address and principal occupation of the principal executive officer and each director of Pilgrim America Investments, Inc. The business address of each such person is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

        Name and Position with
          Investment Manager                                Principal Occupation
          ------------------                                --------------------
Robert W. Stallings                           Chairman, Chief Executive Officer and President
  Chairman of the Board of Directors          of Pilgrim America Group, Inc.; Director, Pilgrim
                                              America Securities, Inc.; Chairman and Chief
                                              Executive Officer of Pilgrim America Prime Rate
                                              Trust; Chairman, Chief Executive Officer and
                                              President of each of the other Pilgrim America
                                              Funds; Chairman and Chief Executive Officer of
                                              Pilgrim America Capital Corporation (formerly,
                                              Express America Holdings Corporation) ("Pilgrim
                                              America"); Director and Officer of other affiliates
                                              of Pilgrim America

James R. Reis                                 Director, Vice Chairman and Executive Vice
  Vice Chairman of the Board of Directors     President, Pilgrim America Group, Inc.; Director,
                                              Vice Chairman and Assistant Secretary of Pilgrim
                                              America Securities, Inc.; Executive Vice President,
                                              and Assistant Secretary of all of the Pilgrim
                                              America Funds; Chief Financial Officer, Vice
                                              Chairman and Assistant Secretary, Pilgrim
                                              America; Director and Officer of other affiliates of
                                              Pilgrim America.

Stanley D. Vyner                              Executive Vice President of most of the Pilgrim
  President and Chief Executive Officer       America Funds.

                                            Pilgrim America Prime Rate Trust

                                                     PROXY STATEMENT

                                           Annual Meeting of Shareholders of
                                            Pilgrim America Prime Rate Trust
                                              to be held on August 6, 1998

                                             The undersigned  owner of Shares of
PILGRIM AMERICA PRIME RATE TRUST        Beneficial  Interest  (the  "Shares") of
40 NORTH CENTRAL AVENUE, 1200           Pilgrim  America  Prime  Rate Trust (the
PHOENIX, AZ 85004-4424                  "Trust")  hereby   instructs  Robert  W.
                                        Stallings or James M. Hennessy (Proxies)
                                        to vote  the  Shares  held by him at the
                                        Annual  Meeting of  Shareholders  of the
                                        Trust  to be held at 10:00  a.m.,  local
                                        time, on August 6, 1998 at the office of
                                        the  Trust,  40  North  Central  Avenue,
                                        Suite 1200, Phoenix Arizona 85004 and at
                                        any adjournment  thereof,  in the manner
                                        directed   below  with  respect  to  the
                                        matters   referred   to  in  the   Proxy
                                        Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

                                        Please  vote,  sign and date this voting
                                        instruction   and   return   it  in  the
                                        enclosed envelope.

                                        These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

                                        THE BOARD OF TRUSTEES  RECOMMENDS A VOTE
                                        FOR THE FOLLOWING PROPOSALS.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                    PILPRI        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
____________________________________________________________________________________________________________________________________
PILGRIM AMERICA PRIME RATE TRUST

     Vote On Trustees                                                      For   Withhold   For All      To withhold authority to
     1.   Election of Trustees: 1) Mary A. Baldwin, 2) John P. Burke,      All      All     Except       vote, mark "For All Except"
          3) Al Burton, 4) Bruce S. Foerster, 5) Jock Patton,                                            and write the nominee's
          6) Robert W. Stallings                                           [ ]      [ ]       [ ]        number on the line below.

                                                                                                         ___________________________
     Vote on Proposals
                                                                                                         For      Against    Abstain
     2.   To approve a change to a fundamental investment restriction of the Trust that would
          expand the types of loans in which the Trust may invest.                                       [ ]        [ ]        [ ]

     3.   To approve a proposed amendment to the Trust's investment management agreement with
          Pilgrim America Investments, Inc. that increases the investment management fee paid
          by the Trust.                                                                                  [ ]        [ ]        [ ]

     4.   To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the
          Trust for the fiscal year ending February 28, 1999.                                            [ ]        [ ]        [ ]

     5.   To transact such other business as may properly come before the Annual Meeting of
          Shareholders or any adjournments thereof.                                                      [ ]        [ ]        [ ]


     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO THE TRUST, WE STRONGLY
     URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS
     IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


     ______________________________________________         ______________________________________________

     ______________________________________________         ______________________________________________
     Signature (PLEASE SIGN WITHIN BOX)    Date             Signature (Joint Owners)              Date
____________________________________________________________________________________________________________________________________